UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

September 29, 2010
Date of Report (Date of earliest event reported)

COCONNECT, INC.

(Exact name of registrant as specified in its charter)

Nevada		63-1205304
(State or other jurisdiction		(IRS Employer
of Incorporation)		Identification Number)
1133 6th Avenue
San Diego, California 92101
(Address of principal executive offices)

(619) 796-2721
(Issuer’s Telephone Number)

_____________________________________________________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations.

Item 1.01 Entry into a Material Definitive Agreement.

On September 29, 2010, the Company entered into a Lease Agreement with The Law Offices of Marc S. Applbaum. Pursuant to the terms of the Lease Agreement, the Company will sublease office space on a month-to-month basis for a monthly lease fee of $100.00. The Lease Agreement may be terminated by any party for any reason with ten (10) days written notice. A copy of the Lease Agreement has been furnished as an exhibit to the Current Report on Form 8-K.

Section 5 – Corporate Governance and Management.

Item 5.02.   Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 29, 2010, the Company’s Board of Directors appointed Mr. Marc S. Applbaum, Esq. as the Company’s President and Director.

Marc S. Applbaum, Esq., President and Director.

Mr. Marc Applbaum, Esq. is a licensed attorney and has provided clients with general corporate counsel services with a focus on microcap publicly traded companies since March 2006.  Mr. Applbaum has represented issuers in offerings of securities under the Securities Act of 1933 and regularly counsels issuers with the preparation of and filing with the Securities and Exchange Commission of periodic reports under the Securities Exchange Act of 1934. He has counseled issuers, private equity funds, and placement agents in debt transactions and with respect to offerings of securities pursuant to Rule 144 under the Securities Act.

Mr. Applbaum has counseled numerous entrepreneurs and early stage companies and maintains significant experience and knowledge of public and private company debt, corporate restructuring and recapitalization of public companies.  Prior to his work with publicly traded companies, Mr. Applbaum served as a prosecutor as a member of the San Diego City Attorney's office from 2004-2006.  There he gained significant trial and courtroom experience, earning a extremely high conviction rate conducting close to 50 jury and bench trials.  Mr. Applbaum is a member of the California State Bar and admitted to practice in California.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On or about December 12, 2008, the Corporation’s Board of Directors and shareholders authorized the Corporation’s Board of Director’s to affect a corporate name change anytime before December 31, 2010 with such name to be determined at a later date by the Board of Directors. Such corporate actions were disclosed and authorized pursuant to the Company’s Schedule 14C filed with the United States Securities and Exchange Commission on December 22, 2008. Pursuant to such authorization, the Company’s Board of Directors has authorized the Corporation to amend its Articles of Incorporation to reflect the new Company name of Sunshine Mining Group, Inc.” The Company will notify the United States Financial Industry Regulatory Authority (FINRA) regarding such corporate name change and expects to have a new trading symbol issued once its notice and application have been reviewed and approved of by FINRA. The Company believes the new trading symbol should be issued in approximately four to six weeks, depending on FINRA’s processing.

Section 8 – Other Events

Item 8.01                      Other Events.

On September 29, 2010, the Company moved its corporate offices to 1133 6th Avenue, San Diego, California 92101.

On October 5, 2010, the Company issued a press release regarding the above described corporate actions, a copy of which is furnished as an exhibit to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits.

(c) Exhibits.

Number	Description

10.1	Lease Agreement

99.1	Press Release dated October 5, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: October 5, 2010		COCONNECT, INC. /s/ Brad M. Bingham, Esq.
___________________________
	By:	Brad M. Bingham, Esq.
	Its:	Interim Chief Executive Officer